EMPLOYMENT CONTRACT
                           -------------------
Parties
-------
This is an agreement between Spectrum International Inc.(herein referred to as
                             --------------------------
Spectrum ) of 200, 13018- 80`h Ave. , Surrey, British Columbia and ;Mr. Raj-Mohinder S.Gurm, 13718- 91" Avenue, Surrey B.C. V3V 7X1.

For the purpose of managing, controlling and directing the business of inventing, developing, manufacturing and marketing tire sealant products, mystic jewelry cleaning products and Silver Cleaning products and new products as they are approved.

The position of the employee is Chief Executive Officer(herein referred to as
                                -----------------------
CEO ) the position requires proven abilities in financial and business management with additional skills in Chemistry and the application of chemical compounds.

l. CONDITIONS

a. The CEO will perform the duties and fulfill the responsibilities specified in the Terms Of Reference which are at Attachment 1 and form part of
                                                 ------------
this agreement.

b. Spectrum reserves the right to change the duties or reporting relationship and to require additional duties from time to time.

c.   The CEO shall be an employee of Spectrum.

d. The CEO is authorized and responsible for hiring and employing all personnel of Spectrum.

e. The CEO shall be a full-time employee of Spectrum during the life of this contract and will not engage in other businesses or activities which detract from or limit his time and energy devoted to Spectrum's business.

f.   The current location of the business is as shown in the Parties section
                                                             -------
and Spectrum may change location as necessary.

g. The CEO is permitted to incur expense and have them paid by Spectrum without prior approval subject to the expenditure policies promulgated from time to time and reviewed by the Board of Directors on a quarterly basis.

h. The CEO agrees to keep secret the formulas, ingredients and processes involved in creating the products of Spectrum and the marketing plans and contacts of Spectrum.

j. All inventions, patents and rights invented and developed by the CEO during his employment with Spectrum shall become property of Spectrum.

k. This contract maybe modified or amended by mutual agreement between the Parties. In the event that a modification or amendment cannot be agreed upon, the requesting party can take the disagreement to arbitration, the results of which shall be binding on both Parties.

l.   The CEO must be bonded.

2. COMPENSATION
   ------------

Compensation shall be as specified in Attachment 2 which forms a part of this agreement.

This contract will be in effect from the date of signature for an indefinite duration subject to annual review and negotiation of compensation.




/s/              12 April 1999          /s/Raj-Mohinder S. Gurum    12/4/99
------------------------------          ------------------------------------
Company Official   Date                  Employee                   Date

                                                             ATTACHMENT 1
                                                             ------------

                JOB DESCRIPTION THE CHIEF EXECUTIVE OFFICER
                -------------------------------------------

                        SPECTRUM INTERNATIONAL INC.
                        ---------------------------
General Summary

Reporting to the Board of Directors, directs overall business activities and organizational policies. Develops, recommends and implements through subordinates, approved annual and long-term company policies and goals. Major duties include:
- Directing company financial, organization and operations planning activities.
- Approving budgetary and operations objectives, monitoring performance relative to established objectives.
- Establishing positive company relations with external groups, i.e. customers, suppliers, the financial community, government and general public.

Responsibilities and Authorities
----------------------------------
More specific responsibilities and authorities are:

-Directing and monitoring efficient and effective administration by developing personnel policies for Board approval and implementing the approved policies. -Conducting the hiring of all Management level employees and approving all other hiring. -Approving all job descriptions.
-Directing the production of procedural manuals by subordinates to promulgate policy on; personnel, systems and processes and establish a system to maintain manuals current. -In conjunction with subordinates drafts corporate objectives for Board approval for; sales, profits, production and return on investment. -Drafts for Board approval; Long Range Plan and Operating Budgets. -Establishes a cost control system.
-Monitors cost accounting through monthly and special reports. -Produces shareholders reports on a semi annual basis.
-Monitors through periodic reports and takes action when required on; liquid assets, credit and receivables, inventory control, capital budgeting control and intellectual property control,
-Identifies new product opportunities for the market and directs ongoing market research. -Directs the production of sales forecasts.
-Conducts sales analysis. -Approves all advertising.
-Oversees the development of a production plan.
-Ensures that a quality control system is in place and monitors the outputs from the system.



                                                                            ...2

-Ensures through monitoring performance that managers are complying with company policies, Provincial Government and Federal Government labor statutes and regulations, safety and environmental regulations and industry standards. -Ensure that the official company image is communicated through daily
operations, employee awareness, advertising and promotions.   " -Prepares the
shareholders semi-annual reports for Board approval.
-Ensures that the company is up-to-date on all competitors products.
-Defines the parameters of all new products and ensures that new products developed meet the established criteria.


/s/              12 April 1999          /s/Raj-Mohinder S. Gurum    12/4/99
------------------------------          ------------------------------------
Company Official   Date                  Employee                   Date



Skeleton Organization Diagram
-------------------------------


                     Chairman
                        of
                 Board of Directors


                       CEO                        R&D


Marketing     Manufacturing          Administration       Treasurer
 Manager        Manager                 Manager          & Controller

                                                              ATTACHMENT 2
                                                              ------------


            COMPENSATION PACKAGE FOR THE CHIEF EXECUTIVE OFFICER
            ----------------------------------------------------

                       SPECTRUM INTERNATIONAL INC.
                       ---------------------------

(All amounts shown in Canadian Dollars)

The Chief Executive Officer Rai-Mohinder S. Gurmshall be compensated as follows:
                            ------------------------
A base salary per annum of $ 72,000.00 paid at a rate of $ 6000.00 per month.

The exclusive private and business use of a mid-sized automobile the lease costs, maintenance and operating costs to be paid by Spectrum.

The payment of British Columbia Medical Services Plan premiums for one family. ( To commence when a medical benefits plan is available to all employees)

The premiums for a term life insurance policy with a face value of $600,000.00 with Spectrum as the sole beneficiary. The proceeds of this policy will be used to purchase the Spectrum shares owned by Mr. Gurm.

Bonuses
-------

Spectrum will transfer, on a one-time basis, upon acceptance of the Employment Contract by the Parties, share options in the amount of 134,000 Spectrum shares and pay a sum of $ 15,000.00.

Annual incentives of shares options for 67,000 Spectrum shares will be transferred to the CEO upon renewal of the employment contract.

Bonus share options will be awarded annually based upon the following formula:
Option to purchase shares at $.15 each up to a value determined by 5% of the amount of annual profits from sales in excess of $ 2,500,000.00 up to $ 3,999,999.00 and 8% of the amount of annual profits from sales in excess of $ 4,000, 000.00

Accepted and Agreed to:


/s/              12 April 1999          /s/Raj-Mohinder S. Gurum    12/4/99
------------------------------          ------------------------------------
Company Official   Date                  Employee                   Date

AGREEMENT TO TRANSFER THE OWNERSHIP OF THE FORMULATIONS AND METHODOLGY FOR THE
------------------------------------------------------------------------------
                     PRODUCTS OF SPECTRUM TRADING INC
                     --------------------------------

Mr. Raj-Mohinder S. Gurm being the sole owner of the formulations and methodology used by Spectrum Trading Inc. to manufacture their current line of products, hereby agrees to transfer ownership of said formulations and methodology to Spectrum Trading Inc. with the following conditions:

1. The CEO and the company Chemist (if any) are the only people that will have access to the formulation, provided they have signed a non-disclosure and non-compete agreement.

2. A written copy of the formulations and step by step methodology to produce the products, in a sealed envelope, is stored with the company lawyers, Stepp & Beachamp of Newport Beach, California. This can only be opened if there is no one alive or easily accessible who knows the formulations.

3. In consideration of transferring ownership of the formulations and methodology to Spectrum Trading Inc., the company will transfer to Mr. Gurm 2.5 million common shares. The value of the shares will be considered to be .15 Canadian dollar per share.





Agreed
------



/s/              12 April 1999          /s/Raj-Mohinder S. Gurum    12/4/99
------------------------------          ------------------------------------
1Spectrum Trading Inc.  Date               Raj-Mohinder S. Gurum    12/4/99